UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2007 (June 29, 2007)

TRANSMERIDIAN EXPLORATION INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-50715	76-0644935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

397 N. Sam Houston Parkway E., Suite 300, Houston, Texas	77060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 999-9091

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 11, 2007, Transmeridian Exploration Incorporated (the “Company”) filed a Registration Statement on Form S-3 (File No. 333-139923) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to the resale or other disposition from time to time of up to 440,000 shares of the Company’s 15% Senior Redeemable Convertible Preferred Stock (the “Preferred Stock”) and the shares of the Company’s Common Stock issuable upon conversion of the Preferred Stock by the securityholders identified in the “Selling Securityholders” section of the prospectus contained in the Registration Statement and any prospectus supplement subsequently filed with the SEC relating to the Registration Statement. The Registration Statement was declared effective by the SEC on February 6, 2007.

On June 14, 2007, pursuant to the Certificate of Designations, dated December 1, 2006, governing the Preferred Stock (the “Certificate of Designations”), the Company’s Board of Directors approved and declared a dividend payment of $3.75 per share on the Preferred Stock, payable on July 2, 2007 to the holders of record of the Preferred Stock on June 15, 2007. Pursuant to such resolutions of the Company’s Board of Directors and the Certificate of Designations, the Company paid such dividend in additional shares of the Preferred Stock and, in lieu of any resulting fractional shares of the Preferred Stock, shares of the Company’s Common Stock. Specifically, the Company issued 17,307 additional shares of the Preferred Stock and 816 shares of the Company’s Common Stock (in lieu of the resulting fractional shares of the Preferred Stock) in payment of such dividend.

Pursuant to, and in accordance with, Rule 416(b) promulgated under the Securities Act of 1933, as amended, (i) the number of shares of the Preferred Stock and the Company’s Common Stock registered for resale or other disposition pursuant to the Registration Statement is hereby increased to cover the 17,307 additional shares of the Preferred Stock and 816 shares of the Company’s Common Stock issued in payment of such dividend, and (ii) the Registration Statement, which incorporates this Current Report on Form 8-K by reference, is hereby amended to cover the 17,307 additional shares of the Preferred Stock and 816 shares of the Company’s Common Stock issued in payment of such dividend.

*    *    *    *

On June 29, 2007, the Company issued a press release announcing that it will commission the permanent central production facility for its South Alibek Field in western Kazakhstan and temporarily curtail production from the South Alibek Field for an estimated two weeks; such press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release by Transmeridian Exploration Incorporated, dated June 29, 2007, announcing that it will commission the permanent central production facility for its South Alibek Field in western Kazakhstan and temporarily curtail production from the South Alibek Field for an estimated two weeks

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSMERIDIAN EXPLORATION INCORPORATED

Date: July 6, 2007	By:	/s/ Nicolas J. Evanoff
	Name:	Nicolas J. Evanoff
	Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

99.1	Press Release by Transmeridian Exploration Incorporated, dated June 29, 2007, announcing that it will commission the permanent central production facility for its South Alibek Field in western Kazakhstan and temporarily curtail production from the South Alibek Field for an estimated two weeks